Exhibit 10.28

Execution Version

$60,000,000

INCREMENTAL AMENDMENT

Dated as of October 25, 2017

among

C1 INTERMEDIATE CORP.,

as Holdings

CONVERGEONE HOLDINGS CORP.,

as Borrower

THE GUARANTORS PARTY HERETO,

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

as Incremental Term Lender

and

JPMORGAN CHASE BANK, N.A.

as Administrative Agent and Collateral Agent

CREDIT SUISSE SECURITIES (USA) LLC and JPMORGAN CHASE BANK, N.A.,

as Joint Lead Arrangers and Joint Bookrunners

INCREMENTAL AMENDMENT

This INCREMENTAL AMENDMENT (this “Agreement”), dated as of October 25, 2017, is among C1 INTERMEDIATE CORP., a Delaware corporation (“Holdings”), CONVERGEONE HOLDINGS CORP., a Delaware corporation (the “Borrower”), the Guarantors party hereto (together with Holdings and the Borrower, the “Loan Parties”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as an Additional Lender providing Incremental Term Loans (in such capacity, the “Incremental Term Lender”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (as defined below) (in such capacity, the “Administrative Agent”) and collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”). Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

(1) Holdings, the Borrower, the Administrative Agent, the Collateral Agent, and the lenders party thereto from time to time (collectively, the “Lenders”, and each, a “Lender”), are parties to the Term Loan Agreement dated as of June 20, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

(2) The Borrower has requested that the Incremental Term Lender provide new Term Loan Commitments to effect an increase to the Term Loans in the amount of $60,000,000 (such commitment, the “Incremental Term Loan Commitment”, and the Incremental Term Loans made thereunder, the “Incremental Term Loans”), the proceeds of which will be used (a) to repay the outstanding “Revolving Loans” under and as defined in the Revolving Credit Agreement, (b) to pay fees and expenses in connection with the Incremental Term Loans and (c) to the extent of any proceeds that remain after the payment specified in the foregoing clause (a) has been made, for working capital, general corporate purposes of the Borrower and its Subsidiaries, and other purposes not prohibited under the Credit Agreement, including Permitted Investments.

(3) The Incremental Term Lender is willing to provide the Incremental Term Loan Commitment and the Incremental Term Loans to effect an increase to the Term Loans, subject in each case to the terms and conditions set forth herein.

(4) Credit Suisse Securities (USA) LLC (“CS Securities”) and JPMorgan Chase Bank, N.A. (“JPM”) are joint lead arrangers and joint bookrunners for the Incremental Term Loan Commitment and the Incremental Term Loans (the “Incremental Facility Arrangers”).

(5) The Loan Parties, the Incremental Term Lender, the Administrative Agent and the Collateral Agent are entering into this Agreement in order to evidence the Incremental Term Loan Commitment and Incremental Term Loan in accordance with Section 2.22 of the Credit Agreement.

SECTION 1. Incremental Term Commitment and Incremental Term Loans. Pursuant to Section 2.22 of the Credit Agreement, upon effectiveness of this Agreement pursuant to Section 3 hereof:

(a) The Incremental Term Lender will make a single loan to the Borrower on the Incremental Facility Closing Date (as defined below) in an aggregate principal amount equal to the Incremental Term Loan Commitment set forth on Schedule 1 attached hereto.

(b) The Administrative Agent hereby approves of the Incremental Term Lender as an Incremental Term Lender under the Credit Agreement and approves of the terms of the Incremental Term Loans as set forth in Section 2 hereof.

SECTION 2. Terms of the Incremental Term Loans. Pursuant to Section 2.22 of the Credit Agreement, the Incremental Term Loan Commitment shall become a Term Loan Commitment under the Credit Agreement, the Incremental Term Loans shall be effected as an increase to the Term Loans, and the Incremental Term Loans shall become Term Loans under the Credit Agreement, the terms of which shall be as follows:

(a) The aggregate principal amount of the Incremental Term Loan Commitment and Incremental Term Loans shall be $60,000,000.00.

(b) The Applicable Percentage applicable to the Incremental Term Loans shall be the Applicable Percentage applicable to the Term Loans.

(c) The Borrower shall pay to the Administrative Agent for the ratable account of the Lenders of the Incremental Term Loans, on each Principal Payment Date occurring prior to the Term Loan Maturity Date, a principal amount of the Incremental Term Loans (as adjusted from time to time pursuant to Sections 2.12(b) and 2.13(e)) equal to $150,375.94 (for the avoidance of doubt, the aggregate principal amount payable in respect of the Term Loans to the Lenders on each such Principal Payment Date is $1,412,875.94).

(d) The prepayment fees applicable to the Term Loans set forth in Section 2.12(d) of the Credit Agreement shall be applicable to the Incremental Term Loans.

(e) The proceeds of the Incremental Term Loans shall be used (a) to repay all outstanding “Revolving Loans” under and as defined in the Revolving Credit Agreement, (b) to pay fees and expenses in connection with the Incremental Term Loans and (c) to the extent of any proceeds that remain after the payment specified in the foregoing clause (a) has been made, for working capital, general corporate purposes of the Borrower and its Subsidiaries, and other purposes not prohibited under the Credit Agreement, including Permitted Investments.

(f) Except as otherwise expressly provided in this Agreement, all of the terms and provisions of the Incremental Term Loans shall be identical to those of the Term Loans.

SECTION 3. Conditions to Effectiveness of this Agreement. This Agreement shall become effective on and as of the date hereof (the “Incremental Facility Closing Date”), upon satisfaction of only the following conditions:

(a) The Administrative Agent and the Incremental Term Lender shall have received from the Borrower, Holdings, each Subsidiary Guarantor, the Administrative Agent, the Collateral Agent and the Incremental Term Lender either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent and the Incremental Term Lender (which may include telecopy or other electronic transmission (including “pdf”) of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent and the Incremental Term Lender shall have received, on behalf of such parties and the Lenders, an opinion of Alston & Bird LLP, as special counsel for the Loan Parties and Gray Plant Mooty, as Minnesota special counsel for the Loan Parties, each dated as of the Incremental Facility Closing Date and addressed to the Administrative Agent, the Incremental Term Lender and the Lenders, and of such other counsel to the Loan Parties satisfactory to the Administrative Agent and the Incremental Term Lender, in each case, in form and substance reasonably satisfactory to the Administrative Agent and the Incremental Term Lender.

(c) The Administrative Agent shall have received: (i) a certificate as to the good standing of each Loan Party, as of a recent date, from the Secretary of State or similar Governmental Authority of the state of its incorporation or organization and (ii) an Officer’s Certificate of the Secretary or Assistant Secretary of each Loan Party dated the Incremental Facility Closing Date and certifying (A) that attached thereto are copies of the certificate or articles of incorporation or organization, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization, (B) that attached thereto are the true and complete copy of the bylaws or operating (or limited liability company) agreement of such Loan Party as in effect on the Incremental Facility Closing Date, (C) that attached thereto is a true and complete copy of resolutions duly adopted by the Governing Board of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of such Loan Party and countersigned by another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

(d) The Administrative Agent shall have received an Officer’s Certificate, dated the Incremental Facility Closing Date and signed by a Financial Officer of the Borrower, certifying compliance with the conditions precedent set forth in Sections 3(f), (g), (i) and (j) hereof (and, in the case of clause (i), attaching calculations demonstrating such compliance).

(e) The Incremental Term Lender shall have received (i) all fees due and payable on the Incremental Facility Closing Date pursuant to any agreement relating to the arrangement of the Incremental Term Loan Commitments and (ii) to the extent invoiced at least two Business Days prior to the Incremental Facility Closing Date, all costs and expenses due and payable (whether pursuant to the Loan Documents or any agreement relating to the arrangement of the Incremental Term Loan Commitments) on or prior to the Incremental Facility Closing Date, including, to the extent invoiced, reimbursement or payment of all reasonable and documented out of pocket costs and expenses (including, without limitation, reasonable fees, charges and disbursements of Latham & Watkins LLP) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document.

(f) The representations and warranties of each Loan Party set forth in Section 5 of this Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Incremental Facility Closing Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date or period, in which case they shall be true and correct in all material respects as of such earlier date or period; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on the Incremental Facility Closing Date or on such earlier date, as the case may be.

(g) No Default or Event of Default shall exist or would immediately result from the extension of the Incremental Term Loans or from the application of the proceeds therefrom.

(h) The Borrower shall have delivered or caused to be delivered to the Administrative Agent and the Incremental Term Lender a solvency certificate from the Chief Financial Officer of Holdings setting forth the conclusions that, after giving effect to the transactions contemplated hereby, Holdings and its Subsidiaries (on a consolidated basis) are Solvent.

(i) The incurrence of the Incremental Term Loans and the application of proceeds thereof (and assuming the Incremental Term Loans are fully drawn) complies with the requirements set forth in Section 2.22(a) of the Credit Agreement.

(j) The Borrower shall have given notice of the prepayment of the outstanding “Revolving Loans” under and as defined in the Revolving Credit Agreement in accordance with Section 2.12(b) of the Revolving Credit Agreement, and substantially contemporaneously with the funding of the Incremental Term Loans, shall have made such prepayment of such Revolving Loans.

(k) The Administrative Agent and the Incremental Term Lender shall have received prior to the Incremental Facility Closing Date, to the extent requested from the Borrower in writing by the Administrative Agent at least 2 Business Days prior the Incremental Facility Closing Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act that has been requested by the Administrative Agent prior to the Incremental Facility Closing Date.

SECTION 4. Borrowing Request. This Agreement represents Borrower’s request to borrow Incremental Term Loans from the Incremental Term Lender as follows (the “Proposed Borrowing”):

(i) Business Day of Proposed Borrowing: October 25, 2017.

(ii) Amount of Proposed Borrowing: $60,000,000.00.

(iii) Interest rate option:         ☐         a. ABR Term Loans

                                                                  ☒          b. Eurodollar Term Loans

                                                                                    with an initial Interest Period of 3 months

                                                                                    expiring December 29, 2017.

(iv) The proceeds shall be disbursed pursuant to the disbursement instructions separately agreed between the Borrower and the Incremental Term Lender.

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Loan Party hereby represents and warrants to the Administrative Agent, the Collateral Agent, the Incremental Term Lender and the other Lenders that, as of the Incremental Facility Closing Date and immediately after giving effect to the transactions to occur on the Incremental Facility Closing Date:

(a) Each Loan Party and each Restricted Subsidiary (i) is a Person duly organized or formed, validly existing and in good standing (to the extent such concept exists in such jurisdiction) under the laws of the jurisdiction of its organization, except where the failure to be duly organized or formed or to exist (other than in the case of the Borrower) or be in good standing could not reasonably be expected to result in a Material Adverse Effect, (ii) has the requisite organizational power and authority to, in the case of the Loan Parties, execute, deliver and perform its obligations under this Agreement, (iii) is qualified to do business in, and is in good standing (where relevant) in, every jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification except where the failure to so qualify or be in good standing could not reasonably be expected to result in a Material Adverse Effect and (iv) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, except where the failure to have such power and authority could not reasonably be expected to result in a Material Adverse Effect.

(b) The execution, delivery and performance by each Loan Party of this Agreement, and the consummation of the transactions contemplated hereby (a) have been duly authorized by all requisite corporate or other organizational action on the part of each Loan Party and (b) do not (i) violate (A) any provision (x) of any applicable law, statute, rule or regulation, or (y) of the certificate or articles of incorporation, bylaws or other constitutive documents of any Loan Party, (B) any applicable material order of any Governmental Authority or (C) any provision of any material indenture, agreement or other instrument to which any Loan Party or any Restricted Subsidiary is a party or by which any of them or any of their property is bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under or give rise to any right to require the prepayment, repurchase or redemption of any obligation under any such material indenture, agreement or other instrument to which such Loan Party is a party or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by any Loan Party (other than Liens created or permitted hereunder or under the Security Documents); except with respect to clauses (b)(i) through (b)(iii) (other than clause (b)(i)(A)(y)), to the extent that such violation, conflict, breach, default, or creation or imposition of Lien could not reasonably be expected to result in a Material Adverse Effect.

(c) Except to the extent the failure to obtain or make the same could not reasonably be expected to result in a Material Adverse Effect, no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is necessary or required in connection with the execution, delivery and performance of this Agreement by the Loan Parties, except for (a) filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Collateral Agent and (b) such as have been made or obtained and are in full force and effect.

(d) This Agreement has been duly executed and delivered by each Loan Party party hereto. This Agreement when executed and delivered by each Loan Party party hereto constitutes, a legal, valid and binding obligation, enforceable against each Loan Party party hereto in accordance with its terms, except as may be limited by any bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally or by general equity principles, regardless of whether considered in a proceeding in equity or at law.

(e) Since December 31, 2016, no event, change or condition has occurred that (individually or in the aggregate) has had, or could reasonably be expected to have, a Material Adverse Effect.

(f) On the Incremental Facility Closing Date, after giving effect to the extension of the Incremental Term Loans and the application of the proceeds therefrom, the Loan Parties, on a consolidated basis, are Solvent.

SECTION 6. Reference to and Effect on the Credit Agreement; Confirmation of Guarantors. (a) Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents.

(c) The Borrower and the other parties hereto acknowledge and agree that, on and after the Incremental Facility Closing Date, this Agreement and each of the other Loan Documents to be executed and delivered by a Loan Party shall constitute a Loan Document for all purposes of the Credit Agreement.

(d) On and after the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Agreement.

(e) Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(f) Each of the Loan Parties party to the Credit Agreement and the other Loan Documents, in each case as amended, restated, amended and restated, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that, upon funding thereof, the Incremental Term Loans shall constitute Term Loans having identical terms, and being of the same Class, as the Term Loans made on the Closing Date and the Incremental Term Lender is a Lender under the Credit Agreement, and that all of its obligations under the Credit Agreement and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by such Loan Party to the Collateral Agent for the benefit of the Secured Parties (including the Incremental Term Lender) and reaffirms the guaranties made pursuant to the Credit Agreement and the other applicable Loan Documents, (iii) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Credit Agreement and the other applicable Loan Documents are, and shall remain, in full force and effect after giving effect to this Agreement and funding of the Incremental Term Loans, and (iv) agrees that the Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, and premium (if any) on, the Incremental Term Loans.

SECTION 7. Incremental Term Lender. The Incremental Term Lender agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender. On and after the Incremental Facility Closing Date, the Incremental Term Lender shall be a party to the Credit Agreement as a Lender and shall have all of the rights and obligations of a Lender thereunder. All notices and other communications provided for hereunder or under the Loan Documents to the Incremental Term Lender shall be to its address as set forth in the Administrative Questionnaire it has furnished to the Administrative Agent.

SECTION 8. Incremental Facility Arrangers. The Borrower hereby (a) appoints CS

Securities and JPM as joint lead arrangers and joint bookrunners for this Agreement, the Incremental Term Loan Commitment and the Incremental Term Loans and (b) acknowledges and agrees that (i) the Incremental Facility Arrangers shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Administrative Agent, the Collateral Agent and the Arrangers pursuant to Article VIII and Section 9.05 of the Credit Agreement and (ii) except as otherwise agreed to in writing by the Borrower and the Incremental Facility Arrangers, the Incremental Facility Arrangers shall not have any duties, responsibilities or liabilities with respect to this Agreement, the Incremental Term Loan Commitment, the Incremental Term Loans, the Credit Agreement or any other Loan Document.

SECTION 9. Consent to Assignments. For purposes of Section 9.04(b) of the Credit Agreement, the Borrower hereby consents to any assignment by the Incremental Term Lender or any of its Affiliates of all or any portion of the Incremental Term Loans in connection with the primary syndication of all or a portion of the Incremental Term Loans to any assignee disclosed by CS Securities to, and agreed to by, the Borrower (in writing or by email) on or prior to the Incremental Facility Closing Date.

SECTION 10. Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent and the Incremental Facility Arrangers in connection with this Agreement and any other documents prepared in connection herewith, in each case, in the manner and to the extent provided in the Credit Agreement. The Borrower hereby confirms that the indemnification provisions set forth in Section 9.05 of the Credit Agreement shall apply to this Agreement and such provisions shall govern any losses, claims, damages, liabilities, costs and expenses (as more fully set forth therein as applicable) which may arise herefrom or in connection herewith.

SECTION 11. Execution in Counterparts; Severability. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective when it shall have been executed by the Borrower, the Administrative Agent and the Incremental Term Lender and when the Administrative Agent and the Incremental Term Lender shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed signature page to this Agreement by facsimile transmission or by email as a “.pdf” or “.tif” attachment shall be as effective as delivery of a manually signed counterpart of this Agreement..

(b) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 12. GOVERNING LAW.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF

ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AGAINST ANY AGENT, ANY LENDER OR ANY OF THEIR RESPECTIVE RELATED PARTIES IN ANY WAY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATING HERETO IN ANY FORUM OTHER THAN ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, THE INCREMENTAL TERM LENDER OR ANY OTHER LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS AGAINST THE BORROWER, HOLDINGS OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN AN NEW YORK STATE OR FEDERAL COURT. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN FACSIMILE) IN SECTION 9.01 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 13. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.

SECTION 14. No Novation. By its execution of this Agreement, each of the parties hereto acknowledges and agrees that the terms of this Agreement do not constitute a novation, but, rather, a supplement of the terms of a pre-existing indebtedness and related agreement, as evidenced by the Credit Agreement.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

C1 INTERMEDIATE CORP.

By:
Name:
Title:

CONVERGEONE HOLDINGS CORP.

By:
Name:
Title:

CONVERGEONE, INC.

By:
Name:
Title:

STATEGIC PRODUCTS AND SERVICES, LLC

By:
Name:
Title:

PROVIDEA CONFERENCING, LLC

By:
Name:
Title:

[Signature Page for Incremental Amendment]

ANNESE & ASSOCIATES, INC.

By:
Name:
Title:

SPS HOLDCO, LLC

By:
Name:
Title:

[Signature Page for Incremental Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent

By:
Name:
Title:

[Signature Page for Incremental Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Incremental Term Lender

By:
Authorized Signatory

By:
Authorized Signatory

[Signature Page for Incremental Amendment]

Schedule 1

Incremental Term Lender	Incremental Loan Commitments
Credit Suisse AG, Cayman Islands Branch	$60,000,000.00